Exhibit 99.1 Investor Presentation January 2012 * * * * * * * * * * * * * * * * * *

2 I. Company Overview II. Industry Update III. Operating Trends IV. Financial Overview Agenda

World-class luxury hotels supported by unique real estate value
Investment acumen and discipline
Industry leading asset management capabilities
Brand leadership experience
Value creating hotel management contract renegotiation expertise
Depth and breadth of long-term relationships throughout the hotel industry
BEE Core Competencies
Fairmont Chicago
Lobby and ENO Wine Bar
Four Seasons Punta Mita
Coral Suite
Hotel del Coronado
Beach Village
Highest quality hotel portfolio in the public markets

WESTIN HOTELS & RESORTS
St. Francis
FOUR SEASONS Hotels and Resorts
Jackson Hole
Fairmont HOTELS & RESORTS
Chicago
Marriott HOTELS · RESORTS · SUITES
Lincolnshire Resort
The Ritz-Carlton
Half Moon Bay
FOUR SEASONS Hotels and Resorts
Silicon Valley
INTER-CONTINENTAL HOTELS AND RESORTS
Chicago
Marriott HOTELS · RESORTS · SUITES
London, England
Marriott HOTELS · RESORTS · SUITES
Hamburg, Germany
FOUR SEASONS Hotels and Resorts
Washington, D.C.
Fairmont HOTELS & RESORTS
Scottsdale
LOEWS HOTELS
Santa Monica Beach Hotel
HYATT REGENCY
La Jolla
The Ritz-Carlton
Laguna Niguel
Hotel del Coronado
INTER-CONTINENTAL HOTELS AND RESORTS
Miami
FOUR SEASONS Hotels and Resorts
Punta Mita Resort

4 17 hotels and resorts with 7,762 rooms Top-Tier Market Exposure Assets located in primary gateway cities and high barrier to entry markets

Unique and Irreplaceable Hotel Portfolio
Fairmont Chicago Marriott Grosvenor Square
Four Seasons Jackson Hole Ritz-Carlton Laguna Niguel
Ritz-Carlton Half Moon Bay
Four Seasons Washington, D.C. Four Seasons Silicon Valley InterContinental Chicago

Market share growth and revenue enhancement through market research based programs
Exceptional asset management supported by internally developed operating systems
Aggressive and early cost cutting initiatives implemented in advance of the 2008 / 2009 recession
Proactively maintaining fixed cost reduction at hotels during recovery phase
Rigorous oversight of brand managers to ensure alignment of interests
Evaluation and implementation of value add ROI projects; constant pipeline
Industry Leading Asset Management Capabilities

Notable 2008
capital
projects
Notable 2009
capital
projects
InterContinental Miami – Guestroom renovation
InterContinental Chicago – Michael Jordan’s Steak House
Four Seasons Washington, D.C – Retail outlet renovation
Marriott Lincolnshire – Lobby renovation
Westin St. Francis – Michael Mina Steakhouse conversion
Four Seasons Washington, D.C. – Lobby renovation, 11-room
expansion, new restaurant, 63-room and suite renovation
Westin St. Francis – Clock Bar
Fairmont Chicago – ENO wine tasting room, lobby renovation,
guestroom renovation, new spa and fitness center
Four Seasons Punta Mita – New lobby bar
Ritz-Carlton Half Moon Bay – ENO wine tasting room,
restaurant and lounge renovation, suite renovation
Portfolio Well-Positioned To Enhance Cash Flow Growth
Notable 2010
capital
projects
Notable 2011
capital
projects
Fairmont Chicago Lobby
Four Seasons Washington, D.C.
Lobby
Westin St. Francis Michael Mina
Bourbon Steak
InterContinental Miami Guestroom

Four Seasons D.C.
ROI Capital Project Examples
InterContinental Chicago
Hotel del Coronado
(1)
(1)
(1)
Represents 100% ownership
(1)
(1)
Description: Bourbon Steakhouse ENO Wine Room &
Starbucks
North Beach
Development
Year of Project: 2008 - 2009 2006 - 2007 2007
Investment ($mm): $8.4 $2.9 $68.4
2010 EBITDA Yield (%): 15% 28% $113 million in unit sales
~$45 million in unit sales profit
$6.6 million in 2010 EBITDA

9 I. Company Overview II. Industry Update Agenda

GDP and lodging demand change (TTM)

10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
-10%
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
GDP % Change
Demand % Change

Source: Smith Travel Research

Total U.S. supply and demand change (TTM)

9%
7%
5%
3%
1%
-1%
-3%
-5%
-7%
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
+ 4.5%
Supply % Change
Demand % Change

Lodging demand historically correlates with GDP (~80%) but potential exists for near-term disconnect, particularly at the high-end
To date, little to no indication of a decline in group bookings or an increase in group cancellations
Supply growth remains historically low and development pipeline indicates muted supply going forward
Lodging Outlook
Demand growth exceeds supply growth by 450 bps which should result in significant ADR growth as recovery continues; lower correlation to GDP

1989
1990
1991
1992
1993
1994
1994
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Source:  Smith Travel Research
Note: Data represents trends within the United States
Luxury supply growth was lower leading into this downturn than past downturns
Projects in planning or under construction have decreased significantly
No new competitive luxury or upper-upscale supply projected in BEE markets
1-2 years estimated time to permit; 3 years estimated time to build a luxury hotel
New hotel construction economic proposition doubtful with replacement cost estimated at over
$700,000 per key
Quarterly luxury supply YoY % change
(4%)
(2%)
0%
2%
4%
6%
8%
10%
12%
14% YoY % supply growth
1988 – Q2 2011
Average: 4.1%
Favorable Supply Outlook
Zero supply growth environment and no new
supply growth likely until after 2015
Supply Growth in
BEE Markets = 0.0%

■

■

Annual % change in RevPAR

20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
Total U.S.
Luxury
Luxury Outperformance: 2.2% CAGR
Luxury Outperformance: 4.1% CAGR
1988
1991
1994
1997
2000
2003
2006
2009
2012E

Quarterly luxury room night demand

Most luxury room nights ever sold
30,000
25,000
20,000
15,000
10,000
Δ 33%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Source:  Smith Travel Research and PWC
Luxury hotels have experienced prolonged RevPAR growth following past industry downturns
– 1992 – 2000: 9 consecutive years of annual luxury RevPAR growth totaling 109% or 8.5% annually
– 2002 – 2007: 5 consecutive years of annual luxury RevPAR growth totaling 48% or 8.2% annually
Overall luxury room nights sold is at an all-time high; 33% higher than 2007
Luxury Hotels Outperform in a Recovery
Luxury room night demand currently at all-
time high
Luxury outperformed Total U.S. 2.0% -
4.0% in previous two downturns
Source:  Smith Travel Research

ADR

$250
$200
$150
$100
$50
$0
$220
$183
$171
$155
$149
BEE
LHO
HST
DRH
SHO

RevPAR

$150
$100
$50
$0
$150
$137
$120
$109
$104
BEE
LHO
HST
DRH
SHO

Non –Rooms Revenue Per Available Room

$160
$120
$80
$40
$0
$137
$72
$72
$59
$45
BEE
LHO
HST
DRH
SHO

EBITDA Growth to RevPAR Growth Ratio

3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
2.6x
2.1x
2.0x
1.0x
0.6x
BEE
DRH
SHO
HST
LHO

Note: All metrics represent full-year 2010 results
BEE portfolio reflects Same Store North American portfolio as of 12/31/2010.
Source: Public filings
BEE Positioning Compared to Peers
BEE delivers industry leading results

14 I. Company Overview II. Industry Update III. Operating Trends Agenda

Assuming similar production as 2011, group room nights would be down 13% to peak
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
2007
2008
2009
2010
2011
2012*
Definite at Beginning of the Year
Production in the Year

Group Booking Outlook
Year-Over-Year Group Pace
*2012 production in the year assumes the same production as in 2011
Group pace remains the most reliable forward looking indicator
Booking window has shortened forcing more reliance on room nights booked ITYFTY
(“in-the-year-for-the-year”)
Group room nights on the books for 2012 are up 1.5% compared to same time last year; ADR up 5% compared to 2011 rate

ADR: -10% from Peak
Occupancy: -5% pts. from Peak
RevPAR: -14% from Peak

Embedded Portfolio Growth
Operating performance improving; still significantly below peak
Note: Same store North America portfolio, excludes: Hotel del Coronado, Fairmont Scottsdale Princess, Four Seasons Jackson Hole,
Four Seasons Silicon Valley
$120
$160
$200
$240
$280
60.0%
64.0%
68.0%
72.0%
76.0%
80.0%
2007 2008 2009 2010 2011F
ADR / RevPAR
Occupancy
Occupancy ADR RevPAR

(EBITDA in millions)
(a)
Excludes Fairmont Scottsdale Princess, Four Seasons Jackson Hole, Four Seasons Silicon Valley, and Hotel del Coronado
Year-To-Date Results
YTD 9/30/10 YTD 9/30/11
Operations
(Same Store U.S. Portfolio) (a)
ADR $211 7.2% $227
RevPAR $146 13.5% $166
Total RevPAR $272 11.7% $304
EBITDA Margins 17.9% 330 bps 21.2%
Corporate Results
Comparable EBITDA $97.6 17.7% $114.8
Comparable FFO / share $0.02 350.0% $0.09

18 I. Company Overview II. Industry Update III. Operating Trends IV. Financial Overview Agenda

2011 Guidance
(EBITDA in millions)
(b)
2010 results exclude $4.9 mm of real estate tax refunds and no adjustments for cancellation fees
(c)
2010 excludes $12.6 mm of VCP expense; 2011 VCP expense excluded
(a)
Portfolio excludes Fairmont Scottsdale Princess, Four Seasons Jackson Hole, Four Seasons Silicon Valley, and Hotel del Coronado
2010 2011 Guidance
Operations
(Same Store North America Portfolio) (a)
RevPAR $153
9%-10%
$167-$168
Total RevPAR $287 8%-9% $309-312
EBITDA Margins
(b)
19.0%
200 - 300bps
21%-22%
Corporate Results
(c)
EBITDA $132
14%-18%
$150-$156
FFO / share $0.05
100%-160%
$0.10-$0.13

Raised $550 million in equity:
$335 mm secondary offering (May 2010)
$145 mm Woodbridge transaction acquiring two Four Seasons hotels plus PIPE (February 2011)
$70 mm equity placement to GIC for share in InterContinental Chicago (June 2011)
Asset sales:
Sold InterContinental Prague for €110.6mm (December 2010)
Sold leasehold position at Marriott Paris Champs-Elysees for approximately $60 million (April 2011)
Sold stake in BuyEfficient for $9mm (January 2011)
Debt Repayments:
Tendered and fully retired $180mm unsecured convertible recourse notes (May 2010)
Hotel del Coronado complex restructuring (February 2011):
Negotiated new joint-venture with Blackstone and KSL
Closed new CMBS mortgage financing totaling $425mm
Fairmont Scottsdale Princess complex restructuring (June 2011):
Negotiated new joint venture structure with Walton Street Capital
Negotiated amendment and extension to CMBS debt for four years at below market terms
New Line of Credit (June 2011):
Reduced lenders in bank syndicate from 21 banks to 10 banks
Achieved three year term with one year extension
Debt refinancings:
Six property loans refinanced totaling nearly $800 million
Preferred Equity Tender (December 2011):
Successfully tendered for approximately 22% of outstanding preferred equity at a 15% discount to par plus accrued preferred dividends
Accomplishments Since January 1*, 2010
ST

$52.2
$130.0
$317.8
$195.0
$145.0
$66.5
$145.8
$114.0
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
Bank / Life Co. CMBS Fairmont Scottsdale Hotel del Coronado European Corporate
$300.0
Capacity
$275.8
$281.7
$173.5
$90.0
$194.8
$180.0
$282.8
$148.9
$124.9
$358.0
$0.0
$200.0
$400.0
$600.0
$800.0
$1,000.0
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
Bank / Life Co. CMBS Fairmont Scottsdale Hotel del Coronado European Corporate
$834.5
$875.2
($ in millions)
Note:  Assumes full extension periods for all loans.
(1) Statistics reflect successful completion of preferred equity tender
BEE’s balance sheet is structured for growth, yet prepared for volatility
Strong Recapitalized Balance Sheet
January 1, 2010
September 30, 2011
Key Stats
Net Debt/EBITDA 14.3x
Net Debt+Pref /EBITDA 17.4x
Net Debt/TEV 76.9%
Avg. Maturity (yrs) 3.4
Unencumbered assets 0
Corporate liquidity (MM) $105.0
Mix of Debt
Bank Debt 17.8%
Life Insurance Co. 25.6%
CMBS 56.6%
Key Stats
(1)
Net Debt/EBITDA 7.6x
Net Debt+Pref /EBITDA 9.5x
Net Debt/TEV 51.2%
Avg. Maturity (yrs) 5.2
Unencumbered assets 2
Corporate liquidity (MM) $260.0
Mix of Debt
Bank Debt
38.0%
Life Insurance Co.
31.5%
CMBS
30.5%

On December 20th, 2011 the Company announced the successful repurchase of
3,247,507 preferred shares at a 15% discount to par + accrued dividends
Successful tender provides the following benefits:
One-time savings of $20.2 million in accrued preferred dividends
Recurring savings of $6.7 million in annual preferred dividends
Reduction in outstanding preferred equity from $370.2 million to $289.1 million
Accrued and unpaid dividends through the quarter ending December 31, 2011 have been declared and set apart for payment on our books
Successful Preferred Equity Tender
Series of
Preferred
Shares
NYSE
Ticker
Symbol
Offer Price
Per Share
Number of
Shares
Outstanding
Pre-tender
Shares
Tendered
& Accepted
Number of
Shares
Outstanding
Post-tender
Series C Shares BEEPRC $26.50 5,750,000 1,922,273 3,827,727
Series B Shares BEEPRB $26.50 4,600,000 984,625 3,615,375
Series A Shares BEEPRA $26.70 4,488,750 340,609 4,148,141
Total 14,838,750 3,247,507 11,591,243

Except for historical information, the matters discussed in this press release are forward-looking statements subject to certain risks and uncertainties. Actual results could differ materially from the Company's projections and forward-looking statements are not guarantees of future performance. These forward looking statements are identified by looking their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,”
“project,” “should,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Factors that may contribute to these differences include, but are not limited to the following:
ability to obtain, refinance or restructure debt or comply with covenants contained in our debt facilities; volatility in equity or debt markets; availability of capital; rising interest rates and operating costs; rising insurance premiums; cash available for capital expenditures; competition; demand for hotel rooms in our current and proposed market areas; economic conditions generally and in the real estate market specifically, including deterioration of economic conditions and the extent of its effect on business and leisure travel and the lodging industry; ability to dispose of existing properties in a manner consistent with our disposition strategy; delays in construction and development; the failure of closing conditions to be satisfied; risks related to natural disasters; the effect of threats of terrorism and increased security precautions on travel patterns and hotel bookings; the outbreak of hostilities and international political instability; legislative or regulatory changes, including changes to laws governing the taxation of REITs; and changes in generally accepted accounting principles, policies and guidelines applicable to REITs.  Certain of these risks and uncertainties are described in greater detail in our filings with the Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially. We undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in our expectations.
Disclaimer

Non-GAAP to GAAP Reconciliations
Reconciliation of Net Debt + Preferred Equity / EBITDA
($ in 000s)
YE 2009
(a)
3Q 2011
(b)(c)
   Preferred equity capitalization $370,236 $289,102
Consolidated debt 1,658,745 1,000,706
Pro rata share of unconsolidated debt 282,825 212,275
Pro rata share of consolidated debt (107,065) (45,548)
Cash and cash equivalents (116,310) (10,000)
Net Debt + Preferreds $2,088,431 $1,446,535
Comparable EBITDA $119,953 $153,000
Net Debt + Preferreds / EBITDA 17.4x 9.5x
(a)  All figures taken from year-end 2009 financial statements.
(b)  Comparable EBITDA reflects mid-point of guidance range as of Q3 2011.
(c)  Updated to reflect the successful closing of preferred equity tender
Reconciliation of Net Debt / TEV
($ in 000s)
YE 2009
(a)
3Q 2011
(b)(c)
Consolidated Debt $1,658,745 $1,000,706
Pro rata share of unconsolidated debt 282,825 212,275
Pro rata share of consolidated debt (107,065) (45,548)
Cash and cash equivalents (116,310) (10,000)
Net Debt $1,718,195 $1,157,433
  Market Capitalization $144,966 $812,405
  Total Debt 1,834,505 1,167,433
  Preferred Equity 370,236 289,102
  Cash and cash equivalents (116,310) (10,000)
Total Enterprise Value $2,233,397 $2,258,940
Net Debt / Enterprise Value 76.9% 51.2%
(a)  All figures taken from year-end 2009 financial statements.
(b)  Comparable EBITDA reflects mid-point of guidance range as of Q3 2011.
(c)  Updated to reflect the successful closing of preferred equity tender
Reconciliation of Net Debt / EBITDA
($ in 000s)
YE 2009
(a)
3Q 2011
(b)(c)
Consolidated debt $1,658,745 $1,000,706
Pro rata share of unconsolidated debt 282,825 212,275
Pro rata share of consolidated debt (107,065) (45,548)
Cash and cash equivalents (116,310) (10,000)
Net Debt $1,718,195 $1,157,433
Comparable EBITDA $119,953 $153,000
Net Debt / EBITDA 14.3x 7.6x
(a)  All figures taken from year-end 2009 financial statements.
(b)  Comparable EBITDA reflects mid-point of guidance range as of Q3 2011.
(c)  Updated to reflect the successful closing of preferred equity tender

Non-GAAP to GAAP Reconciliations
2011 2010 2011 2010
Net loss attributable to SHR common shareholders (11,902) $     (39,401) $      (7,771) $         (127,102) $
Depreciation and amortization - continuing operations 25,526           32,209            86,222             98,195
Depreciation and amortization - discontinued operations -                  1,859               -                    5,413
Interest expense - continuing operations 21,838           22,118            67,148             68,488
Interest expense - discontinued operations -                  2,378               -                    7,716
Income taxes - continuing operations 867                 68                    279                   296
Income taxes - discontinued operations -                  329                  379                   736
Noncontrolling interests (16)                  (192)                 70                     (879)
Adjustments from consolidated affiliates (1,248)            (1,978)             (5,431)               (5,596)
Adjustments from unconsolidated affiliates 7,162             4,332               16,293             11,890
Preferred shareholder dividends 7,721             7,721               23,164             23,164
EBITDA 49,948           29,443            180,353           82,321
Realized portion of deferred gain on sale-leaseback - continuing operations (42)                  (51)                   (151)                  (154)
Realized portion of deferred gain on sale-leaseback - discontinued operations -                  (1,088)             (1,214)               (3,321)
Gain on sale of assets - continuing operations -                  -                   (2,640)               -
Loss (gain) on sale of assets -  discontinued operations 35                   -                   (100,930)          (1,237)
Loss on early extinguishment of debt 399                 39                    1,237                925
Loss on early termination of derivative financial instruments -                  -                   29,242             18,263
Foreign currency exchange loss (gain) - continuing operations (a) 209                 132                  (77)                    1,394
Foreign currency exchange loss (gain) - discontinued operations (a) -                  5,096               (51)                    (7,490)
Adjustment for Value Creation Plan (6,921)            3,844               9,078                6,871
Comparable EBITDA 43,628 $        37,415 $         114,847 $        97,572 $
(a) Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.
September 30, September 30,
Reconciliation of Net Loss Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)
Three Months Ended Nine Months Ended

Non-GAAP to GAAP Reconciliations
2011 2010 2011 2010
Net loss attributable to SHR common shareholders (11,902) $         (39,401) $     (7,771) $         (127,102) $
Depreciation and amortization - continuing operations 25,526                32,209            86,222             98,195
Depreciation and amortization - discontinued operations -                      1,859               -                    5,413
Corporate depreciation (279)                    (304)                (868)                  (914)
Gain on sale of assets - continuing operations -                      -                  (2,640)               -
Loss (gain) on sale of assets - discontinued operations 35                       -                  (100,930)          (1,237)
Realized portion of deferred gain on sale-leaseback - continuing operations (42)                      (51)                  (151)                  (154)
Realized portion of deferred gain on sale-leaseback - discontinued operations -                      (1,088)            (1,214)               (3,321)
Deferred tax expense on realized portion of deferred gain on sale-leasebacks -                      340                  379                   1,036
Noncontrolling interests adjustments (134)                    (230)                (440)                  (937)
Adjustments from consolidated affiliates (663)                    (1,342)            (3,822)               (4,644)
Adjustments from unconsolidated affiliates 3,770                  2,047               8,023                6,099
FFO 16,311                (5,961)            (23,212)            (27,566)
Redeemable noncontrolling interests 118                     38                    510                   58
FFO - Fully Diluted 16,429                (5,923)            (22,702)            (27,508)
Non-cash mark to market of interest rate swaps 1,146                  5,597               (487)                  9,778
Loss on early extinguishment of debt 399                     39                    1,237                925
Loss on early termination of derivative financial instruments -                      -                  29,242             18,263
Foreign currency exchange loss (gain) - continuing operations (a) 209                     132                  (77)                    1,394
Foreign currency exchange loss (gain), net of tax - discontinued operations (a) -                      5,085               (51)                    (7,515)
Adjustment for Value Creation Plan (6,921)                 3,844               9,078                6,871
Comparable FFO 11,262 $            8,774 $           16,240 $          2,208 $
Comparable FFO per diluted share 0.06 $                 0.06 $              0.09 $               0.02 $
Weighted average diluted shares 188,097             153,093          175,974           114,897
(a) Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.
Reconciliation of Net Loss Attributable to SHR Common Shareholders to
(in thousands, except per share data)
September 30, September 30,
Three Months Ended Nine Months Ended
Funds From Operations (FFO), FFO - Fully Diluted and Comparable FFO

Non-GAAP to GAAP Reconciliations
Operational Guidance
Low Range High Range
North American same store Total RevPAR growth (a) 8.0% 9.0%
North American same store RevPAR growth (a) 9.0% 10.0%
(a) Includes North American hotels which are consolidated in our financial results, but excludes the Four Seasons Jackson Hole and
Four Seasons Silicon Valley hotels.
Comparable EBITDA Guidance Low Range High Range
Net loss attributable to common shareholders (39.7) $              (33.7) $
Depreciation and amortization 116.3                116.3
Interest expense 88.4                  88.4
Income taxes 1.8                    1.8
Adjustments from consolidated affiliates (6.6)                   (6.6)
Adjustments from unconsolidated affiliates 21.5                  21.5
Preferred shareholder dividends 30.9                  30.9
Realized portion of deferred gain on sale-leasebacks (1.4)                   (1.4)
Gain on sale of asset (103.5)              (103.5)
Adjustment for Value Creation Plan 12.0                  12.0
Loss on early extinguishment of debt 1.2                    1.2
Loss on early termination of derivative financial instruments 29.2                  29.2
Other adjustments (0.1)                   (0.1)
  Comparable EBITDA 150.0 $            156.0 $
Comparable FFO Guidance Low Range High Range
Net loss attributable to common shareholders (39.7) $              (33.7) $
Depreciation and amortization 115.1                115.1
Realized portion of deferred gain on sale-leasebacks (1.4)                   (1.4)
Deferred tax on realized portion of deferred gain 0.4                    0.4
Adjustments from consolidated affiliates (4.3)                   (4.3)
Adjustments from unconsolidated affiliates 9.8                    9.8
Gain on sale of asset (103.5)              (103.5)
Adjustment for Value Creation Plan 12.0                  12.0
Loss on early extinguishment of debt 1.2                    1.2
Loss on early termination of derivative financial instruments 29.2                  29.2
Other adjustments (0.6)                   (0.6)
  Comparable FFO 18.2 $               24.2 $
  Comparable FFO per diluted share 0.10 $               0.13 $
Note: Beginning in the first quarter of 2011, the definitions of Comparable EBITDA, Comparable FFO and Comparable FFO per diluted share have been modified to exclude any expense related to our Value Creation Plan.
2011 Guidance
(in millions, except per share data)
Year Ended
December 31, 2011
December 31, 2011
Year Ended
December 31, 2011
Year Ended

* * * * * * * * * * * * * * * * * *